--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.4
--------------------------------------------------------------------------------

------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.              REVISED
                                           -------
                                           Report Number: 2          Page 1 of 3

                      Debtor.              For the period FROM: January 1, 2001
                                                         TO:   January 31, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44126 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 2             Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------

         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $0.00                  $
                                      ----------------       -------------------

3.       State of Status of Payments to Secured Creditors and Lessors:

                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------


         *Explanation for Non-Payment:           None made

4.       Tax Liability:
                       Gross Payroll Expense for Period:           $  295,347.43
                                                                      ----------
                       Gross Sales for Period Subject to Sales Tax $        0.00
                                                                      ----------

                                                                   Post-Petition
                                                                     taxes Still
                                           Date Paid   Amount Paid*     Owing
                                           ---------   ------------     -----

    Federal Payroll and Withholding Taxes              $117,112.48
    State Payroll and Withholding Taxes                $ 31,000.40
    State Sales and Use Taxes                 None
    Real Property Taxes*****                  None


    ****Includes personal property tax     * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE          ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 2             Page 3 of 3
--------------------------------------------------------------------------------

6.       Questions:

         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------

         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:

                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------

7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                      $122,060.08
--------------------------------------------------------------------------------

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000        $ 398,138.50    $  3,750.00      Feb 9,2001         $  3,750.00      1289              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession
Operating Report is true and complete to the best of my knowledge.

Dated:       March     , 2001
                   ----

                                                 /s/ Eugene W. Tidgewell
                                                 ------------------------------
                                                 Debtor in Possession or Trustee

                             USA BIOMASS CORPORATION
                                  PROFIT & LOSS
                                  JANUARY 2001

                                                                    Jan 01
                                                           ---------------------
  Ordinary Income/Expense
          Income
              4000-TRANSPORTATION                                  816,917.73
                                                           ---------------------
          Total Income                                             816,917.73

          Cost of Goods Sold
              5007-DISPOSAL FEES                                    44,458.62
              5100-DEPRECIATION
                  5130-EQUIPMENT                                         0.00
                                                           ---------------------
              Total 5100-DEPRECIATION                                    0.00

              5200-DRIVER COST
                  5210-DRIVER WAGES                                168,824.91
                  5220-DRIVER PAYROLL TAXES                         20,265.54
                  5230-DRIVER INJURY                                    76.50
                  5240-DRIVER SUPPLIES                               6,231.35
                  5270-SAFETY MEETING                                  240.08
                                                           ---------------------
              Total 5200-DRIVER COST                               195,638.38

              5300-INSURANCE
                  5310-MEDICAL                                      12,407.25
                  5320-LIABILITY                                    53,626.61
                  5330-WORKERS' COMPENSATION                        29,587.11
                                                           ---------------------
              Total 5300-INSURANCE                                  95,620.97

              5350-GREENWASTE PAYROLL COSTS
                  5351-WAGES                                        32,634.39
                  5352-PAYROLL TAXES                                 3,954.03
                                                           ---------------------
              Total 5350-GREENWASTE PAYROLL COSTS                   36,588.42

              5400-EQUIPMENT CLEANING                                    0.00
              5410-EQUIPMENT RENTAL                                      6.00
              5500-FUEL                                            113,888.47
              5580-RADIOS                                             -100.00
              5600-REGISTRATION                                     15,861.00
              5700-REPAIR & MAINTENANCE
                  5710-MECHANIC WAGES                               26,112.87
                  5715-PAYROLL TAXES - MECHANIC                      3,164.61
                  5720-TIRES                                         6,371.89
                  5725-TIRE SERVICE                                  7,910.88
                  5730-TRUCK MAINTENANCE                             2,998.13
                  5735-TRUCK REPAIR- PARTS                          24,919.20
                  5740-TRAILER MAINTENANCE                             632.35
                  5750-TRUCK WASH                                    2,640.00
                  5700-REPAIR & MAINTENANCE - Other                -13,283.06
                                                          ---------------------
              Total 5700-REPAIR & MAINTENANCE                       61,466.87

              5810-SUBHAULING                                       12,640.00
              5850-TICKET                                               57.00
              5900-TOWING                                            3,273.00
                                                          ---------------------

                             USA BIOMASS CORPORATION
                                  PROFIT & LOSS
                                  JANUARY 2001

                                                                  Jan 01
                                                           ---------------------

Total COGS                                                         579,398.73
                                                           ---------------------
Gross Profit                                                       237,519.00

 Expense
  6005-ADMINISTRATIVE EXPENSES                                         823.30
  6010-ADVERTISING                                                     210.00
  6020-AUTO EXPENSES
   6021-ALLOWANCE                                                    1,100.00
   60220-GAS & OIL                                                     728.67
   6023-REPAIR & MAINTENANCE                                         1,263.22
                                                           ---------------------
  Total 6020-AUTO EXPENSES                                           3,091.89

  6050-BANK CHARGES                                                    254.22
  6110-CORPORATE ALLOCATION                                        -36,985.62
  6175-DIRECTORS AND OFFICERS INSURANC                              12,763.36
  6510-MAINTENANCE                                                   1,752.00
  6530-MEDICAL INSURANCE                                             2,621.03
  6550-OFFICE FORMS                                                    308.17
  6560-OFFICE MAINTENANCE                                            2,470.56
  6570-OFFICE SUPPLIES                                               5,392.62
  6580-OFFICE WAGES                                                 67,775.26
  6585-PAYROLL TAXES - OFFICE                                        7,866.99
  6650-OUTSIDE SERVICES - CORPORATE                                    973.00
  6700-PERMITS                                                       4,774.25
  6710-POSTAGE & DELIVERY                                            1,751.09
  6740-SECURITY WAGES                                                1,200.00
  6745-PAYROLL TAXES - SECURITY                                        145.80
  6750-SUPERVISORS                                                  15,021.70
  6755-PAYROLL TAXES - SUPERVISORS                                   1,825.16
  6756-RENT                                                          7,848.07
  6850-TRAVEL & ENTERTAINMENT
   6851-TRANSPORTATION                                                  62.00
   6852-LODGING                                                        544.73
   6853-MEALS                                                          772.80
                                                           ---------------------
  Total 6850-TRAVEL & ENTERTAINMENT                                  1,379.53

   6900-UTILITIES
   6920-ELECTRIC                                                       235.47
   6940-TELEPHONE                                                   16,023.35
   6950-WATER                                                          544.80
   6960-WASTE                                                          930.50
                                                           ---------------------
  Total 6900-UTILITIES                                              17,734.12

6999-UNCATEGORIZED EXPENSES                                              0.00
                                                           ---------------------
 Total Expense                                                     120,996.50
                                                           ---------------------
Net Ordinary Income                                                116,522.50

 Other Income/Expense

                             USA BIOMASS CORPORATION
                                  PROFIT & LOSS
                                  JANUARY 2001

                                                                    Jan 01
                                                             -------------------

Other Income
     7000-OTHER INCOME
                7020-RENTAL INCOME                                  10,500.00
                7000-OTHER INCOME - Other                           21,987.30
                                                             -------------------
     Total 7000-OTHER INCOME                                        32,487.30
                                                             -------------------

Total Other Income                                                  32,487.30

Other Expense
     8500-DEBT SERVICE
                8515-BANCO POPULAR LOC                               4,750.64
                8516-BANCO POPULAR MTG                               8,098.00
                8570-SUNSET                                          8,900.00
                                                             -------------------
     Total 8500-DEBT SERVICE                                        21,748.64
                                                             -------------------

   Total Other Expense                                              21,748.64
                                                             -------------------

  Net Other Income                                                  10,738.66
                                                             -------------------

Net Income                                                         127,261.16
                                                             ===================

                             USA BIOMASS CORPORATION
                                A/R AGING SUMMARY
                               AS OF JANUARY 2001



                                             Current              1 - 30           31 - 60      61 - 90      > 90        TOTAL
                                       --------------------- ------------------  ------------  -----------  --------  ------------
A GROWING CONCERN                                  1,532.60             907.23      3,778.04         0.00     79.93      6,297.80
ARBOR CARE                                         2,010.74           1,099.35        269.85         0.00      0.00      3,379.94
ASPLUNDH                                           1,891.56           1,684.59      3,764.42         0.00      0.00      7,340.57
BILL'S TREE SERVICE                                  370.90             571.18      1,599.64         0.00      0.00      2,541.72
BLT                                                1,440.00           8,280.00        930.00         0.00      0.00     10,650.00
BURRTEC                                           10,348.23          11,896.63     16,243.29         0.00      0.00     38,488.15
CLAREMONT                                          4,888.32           4,556.39      9,463.86         0.00      0.00     18,908.57
COMMERCE, CITY OF                                    129.80             136.00        192.94         0.00      0.00        458.74
COUNTY SANITATION LA                              31,658.60          33,210.14          0.00       550.00      0.00     65,418.74
CULVER CITY                                            0.00               0.00          0.00         0.00    875.00        875.00
JACKSON DISPOSAL                                     467.34             183.11        463.78         0.00      0.00      1,114.23
LANDSCAPE MANAGEMENT SERVICES                        153.31             146.14        196.66         0.00      0.00        496.11
LAWRENCE LANDSCAPE                                   241.03               0.00          0.00         0.00      0.00        241.03
MARIPOSA                                             880.92             341.26        241.44         0.00      0.00      1,463.62
MAYFIELD ENTERPRISES                                  59.00               0.00          0.00         0.00      0.00         59.00
MISSION LANSCAPING                                   147.30               0.00          0.00         0.00      0.00        147.30
POTENTIAL                                          6,120.00          41,550.00        685.00         0.00      0.00     48,355.00
QUALITY                                            1,050.00           7,800.00     28,680.00    11,000.00      0.00     48,530.00
SANTA FE SPRINGS                                      53.94               0.00         30.00         0.00      0.00         83.94
STONETREE LANDSCAPE                                  459.31             172.90        326.20       108.71      0.00      1,067.12
SUNSET                                            20,777.50         106,622.00          0.00         0.00      0.00    127,399.50
TRUGREEN LANDCARE                                      0.00               0.00        147.89         0.00      0.00        147.89
WASTE CARSON                                      39,310.00         142,448.81     10,673.23         0.00      0.00    192,432.04
WASTE INLAND EMPIRE                                    0.00               0.00          0.00    11,766.94      0.00     11,766.94
WASTE SOUTH GATE                                   9,307.00          70,549.00          0.00         0.00      0.00     79,856.00
WHITTIER                                             703.38             323.77          0.00         0.00      0.00      1,027.15
YUKON                                              2,354.70           2,977.65      1,985.01         0.00      0.00      7,317.36
                                       --------------------- ------------------  ------------  -----------  --------  ------------

TOTAL                                            136,355.48         435,456.15     79,671.25    23,425.65    954.93     675,863.46
                                       ===================== ================== ============= ============  ========  ============



                             USA BIOMASS CORPORATION
                                A/P AGING SUMMARY
                             AS OF JANUARY 31, 2001

                                                     Current       1 - 30      31 - 60     61 - 90      > 90         TOTAL
                                                    -----------  -----------  -----------  ---------  ----------  ------------
AIR RESOURCES                                           210.00         0.00         0.00       0.00        0.00        210.00
AIRBORNE EXPRESS                                        144.90        30.84         0.00       0.00        0.00        175.74
ARROWHEAD MOUNTAIN SPRING WATER                         117.27         0.00         0.00       0.00        0.00        117.27
AT&T                                                     22.96        55.01         0.00       0.00        0.00         77.97
BETTS TRUCK PARTS                                     1,560.75         0.00         0.00       0.00        0.00      1,560.75
CAPITAL ONE, F.S.B.                                     802.55         0.00         0.00       0.00        0.00        802.55
CITY OF HUNTINGTON BEACH                                 57.00         0.00         0.00       0.00        0.00         57.00
COSBY OIL COMPANY, Inc.                               4,577.49         0.00       345.68       0.00        0.00      4,923.17
CSC                                                       0.00       190.00         0.00       0.00        0.00        190.00
DELUXE BUSINESS FORMS AND SUPPLIES                      308.17         0.00         0.00       0.00        0.00        308.17
DEPARTMENT OF MOTOR VEHICLES                              0.00        95.00         0.00       0.00        0.00         95.00
EAGLE RADIATOR SERVICE                                  350.00         0.00         0.00       0.00        0.00        350.00
ED'S WHOLESALE TIRES & WHEELS                         2,614.44         0.00         0.00       0.00        0.00      2,614.44
EUGENE W. TIDGEWELL                                   3,932.58         0.00         0.00       0.00        0.00      3,932.58
F. TRUCK REPAIR                                       4,519.43         0.00         0.00       0.00        0.00      4,519.43
FEDEX                                                    19.50         0.00         0.00       0.00        0.00         19.50
FONTANA WATER COMPANY                                   178.93         0.00         0.00       0.00        0.00        178.93
FROG ENVIRONMENTAL                                      332.00         0.00         0.00       0.00        0.00        332.00
GASPRO PLUS                                               0.00     1,785.06         0.00       0.00        0.00      1,785.06
GCR TRUCK TIRE CENTER                                 3,525.46         0.00         0.00       0.00        0.00      3,525.46
HENRY VIRAMONTES                                        175.00         0.00         0.00       0.00        0.00        175.00
HYDRAFORCE, Inc.                                          0.00         0.00     3,018.31       0.00        0.00      3,018.31
IMPERIAL PREMIUM FINANCE, Inc.                        6,381.68         0.00         0.00       0.00        0.00      6,381.68
INTERSTATE FILTRATION SERVICES, Inc.                    245.05       280.51         0.00       0.00        0.00        525.56
JOHN TSAGAKIS                                           600.00         0.00         0.00       0.00        0.00        600.00
JOSEPHINE F. SANCHEZ                                    172.49         0.00         0.00       0.00        0.00        172.49
KATHLEEN D. REESE                                       850.44         0.00         0.00       0.00        0.00        850.44
L.A. LUBE, INC.                                         442.75      -410.27     7,289.75       0.00        0.00      7,322.23
MANHATTAN MEDICAL                                       281.50         0.00         0.00       0.00        0.00        281.50
NATIONAL LEGAL - IRVINE                                 823.30         0.00         0.00       0.00        0.00        823.30
NEXTEL COMMUNICATIONS                                10,514.69         0.00         0.00       0.00        0.00     10,514.69
NORCAL/San Bernardino, Inc.                          22,891.41         0.00         0.00       0.00        0.00     22,891.41
OFFICE DEPOT                                              0.00        43.07         0.00       0.00        0.00         43.07
PARKHOUSE TIRE                                            0.00       230.06         0.00       0.00        0.00        230.06
PIVAS TRANSPORT INC.                                      0.00     7,920.00         0.00       0.00        0.00      7,920.00
PORTOSAN COMPANY                                         97.64        97.64         0.00       0.00        0.00        195.28
PRINTING SOLUTIONS                                      737.62       541.95      -282.42       0.00        0.00        997.15
QUAD SERVICE, Inc.                                    1,674.80         0.00         0.00       0.00        0.00      1,674.80
RDO TRUCK CENTER CO.                                  2,047.01         0.00         0.00       0.00        0.00      2,047.01
SORIANO'S MOBIL WASH                                    625.00         0.00         0.00       0.00        0.00        625.00
STATE BOARD OF EQUALIZATION                             734.00         0.00         0.00       0.00        0.00        734.00
TCI TIRE CENTERS, LLC                                 1,964.75         0.00         0.00       0.00        0.00      1,964.75

                             USA BIOMASS CORPORATION
                                A/P AGING SUMMARY
                             AS OF JANUARY 31, 2001

                                                     Current       1 - 30      31 - 60     61 - 90      > 90         TOTAL
                                                    -----------  -----------  -----------  ---------  ----------  ------------
TED JOHNSON PROPANE                                       6.00         0.00         0.00       0.00        0.00          6.00
THE SOCO GROUP, Inc.                                  4,426.76       555.89         0.00       0.00        0.00      4,982.65
U.S. TRUSTEE                                              0.00     3,750.00         0.00       0.00        0.00      3,750.00
UNITED PARCEL SERVICE                                   348.92       541.98         0.00       0.00        0.00        890.90
UNIVERSAL WASTE SYSTEMS, Inc.                            92.00        90.64         0.00       0.00        0.00        182.64
VERIZON CALIFORNIA                                    1,541.23     1,817.65         0.00       0.00        0.00      3,358.88
WASTE MANAGEMENT PORTABLE SERVICES DISTRI                 0.00       327.38       326.57       0.00        0.00        653.95
YOSEMITE WATERS                                          60.45         0.00         0.00       0.00        0.00         60.45
YURA TRUCKING                                         5,865.00         0.00         0.00       0.00        0.00      5,865.00
                                                    -----------  -----------  -----------  ---------  ----------  ------------

TOTAL                                                86,872.92    17,942.41    10,697.89       0.00        0.00    115,513.22
                                                    ===========  ===========  ===========  =========  ==========  ============

                             USA BIOMASS CORPORATION
                             TRANSACTIONS BY ACCOUNT
                             AS OF JANUARY 31, 2001



                                                   Type         Date        Num                   Name                    Amount
                                              -------------  ------------  -------  ---------------------------------  -------------
2020 -  ACCRUED FEDERAL PAYROLL TAXES
                                              Check           01/03/2001   WIRE     SANWA BANK                           -19,131.52
                                              Check           01/10/2001   WIRE     SANWA BANK                           -21,434.82
                                              Check           01/18/2001   WIRE     SANWA BANK                           -21,314.39
                                              Check           01/24/2001   WIRE     SANWA BANK                           -32,510.58
                                              Check           01/29/2001   WIRE     SANWA BANK                           -22,601.68
                                              Bill            01/31/2001   FUI      INTERNAL REVENUE SERVICE                -119.49
                                                                                                                       -------------
TOTAL FEDERAL TAXES PAID                                                                                                -117,112.48
                                                                                                                       -------------

                                                   Type         Date        Num                   Name                    Amount
                                              -------------  ------------  -------  ------------------------------------------------
2021 -  ACCRUED STATE PAYROLL TAXES
                                              Bill            01/12/2001   27971894 EMPLOYMENT DEVELOPMENT DEPT          -11,480.33
                                              Bill            01/24/2001   TAXDEP   EMPLOYMENT DEVELOPMENT DEPT           -8,367.86
                                              Check           01/29/2001   1000     EMPLOYMENT DEVELOPMENT DEPT           -5,865.99
                                              Check           01/31/2001   1001     EMPLOYMENT DEVELOPMENT DEPT           -5,286.22
                                                                                                                       -------------
STATE PAYROLL TAXES PAID                                                                                                 -31,000.40
                                                                                                                       -------------
